UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2015

Energizer Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

533 Maryville University Drive

St. Louis, Missouri 63141

(Address of principal executive offices)

Registrant’s telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Purchase Agreement

On May 15, 2015, Energizer SpinCo, Inc. (the “SpinCo”), a subsidiary of Energizer Holdings, Inc. (“Energizer”), entered into a purchase agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the Initial Purchasers named therein (collectively, the “Initial Purchasers”), related to the sale by SpinCo of $600,000,000 aggregate principal amount of 5.500% Senior Notes due 2025 (the “Notes”). SpinCo intends to transfer the net proceeds from the notes offering, together with the borrowings under new senior secured credit facilities, to Energizer immediately prior to the completion of the proposed spin-off of SpinCo to Energizer’s shareholders.

The Notes were sold to qualified institutional buyers pursuant to Rule 144A (and outside the United States in reliance on Regulation S) under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act or applicable state securities laws, and may not be offered or sold absent registration under the Securities Act or applicable state securities laws or applicable exemptions from registration requirements.

The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby SpinCo, on the one hand, and the Initial Purchasers, on the other hand, have agreed to indemnify each other against, or to contribute to payments for, certain liabilities.

The Initial Purchasers or their affiliates have or may have had various relationships with us and our subsidiaries involving the provision of a variety of financial services, including investment banking, underwriting, commercial banking and letters of credit, for which the lenders or their affiliates receive customary fees and, in some cases, out-of-pocket expenses.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On May 15, 2015, Energizer Holdings, Inc. issued a press release, attached hereto as Exhibit 99.1, announcing the pricing of the Notes offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Purchase Agreement, dated as of May 15, 2015, by and among Energizer SpinCo, Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the Initial Purchasers.

99.1 Press Release dated May 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:	/s/ Daniel J. Sescleifer
Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer

Dated: May 18, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Purchase Agreement, dated as of May 15, 2015, by and among Energizer SpinCo, Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the Initial Purchasers.

99.1	Press Release dated May 15, 2015.